UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2010

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 26, 2010, United Rentals (North America), Inc. (“URNA”), the wholly-owned subsidiary of United Rentals, Inc. (“URI”), completed an offering of $750 million aggregate principal amount of its 8.375% Senior Subordinated Notes due 2020 (the “Notes”).  The Notes were sold pursuant to URI and URNA’s shelf registration statements on Form S-3 (File Nos. 333-166214 and 160884) (collectively, the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, as supplemented by the final prospectus supplement dated October 21, 2010 and filed with the SEC on October 25, 2010.

The Notes were issued pursuant to an indenture (the “Indenture”), dated as of October 26, 2010, among URNA, URI, certain domestic subsidiaries of URNA (the “Subsidiary Guarantors” and, together with URI, the “Guarantors”) and The Bank of New York Mellon, as trustee.

The Notes mature on September 15, 2020 and bear interest at a rate of 8.375% per year payable semi-annually in cash in arrears on March 15 and September 15 of each year, starting on March 15, 2011.

The Notes are senior subordinated obligations of URNA and rank junior in right of payment to all of URNA’s existing and future senior indebtedness, including URNA’s borrowings under the senior secured asset-based revolving credit facility (the “ABL Facility”), senior in right of payment to any future indebtedness expressly subordinated to the Notes and equally in right of payment with all of URNA’s existing and future senior subordinated debt.

The Notes are guaranteed on a senior subordinated basis by URI and the Subsidiary Guarantors.  The guarantees will be senior subordinated obligations of the Guarantors and will rank junior in right of payment to all of the Guarantors’ existing and future senior indebtedness, including the Guarantors’ borrowings under the ABL Facility, senior in right of payment to any future indebtedness expressly subordinated to the guarantees and equally in right of payment with all of the Guarantors’ existing and future senior subordinated indebtedness.  The Notes will not be guaranteed by URNA’s foreign subsidiaries.

URNA may redeem some or all of the Notes, at its option, at any time on or after September 15, 2015, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date:

Year	Redemption Price
2015	104.188%
2016	102.792%
2017	101.396%
2018 and thereafter	100.000%

At any time prior to September 15, 2015, URNA may redeem some or all of the Notes at a price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date.  In addition, at any time prior to September 15, 2013, URNA may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a price equal to 108.375% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, URNA must offer to repurchase the Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The Indenture governing the Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on:  (1) indebtedness; (2) restricted payments; (3) liens; (4) asset sales; (5) issuance of preferred stock of restricted subsidiaries; (6) transactions with affiliates; (7) dividend and other payment restrictions affecting restricted subsidiaries; (8) designations of unrestricted subsidiaries; (9) additional subsidiary guarantees; and (10) mergers, consolidations or sales of substantially all of its assets.  Each of these covenants is subject to important exceptions and qualifications.

The Indenture provides for customary events of default, including the following (subject to any applicable cure period):  nonpayment, breach of covenants in the Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the Indenture (including the Form of Note for the Notes), which is filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01               Other Events.

In connection with the Notes offering, on October 21, 2010, URNA, URI and the subsidiaries of URNA named therein entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the sale of the Notes (the “Underwriting Agreement”).  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and incorporated herein by reference.

Also in connection with the offering, URI and URNA are filing legal opinions regarding the validity of the Notes as Exhibits 5.1, 5.2 and 5.3 to this Form 8-K, and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

URI and URNA hereby incorporate Exhibits 1.1, 4.1, 5.1, 5.2, 5.3, 23.1, 23.2 and 23.3 into the Registration Statement.

Exhibits

Exhibit 1.1

Underwriting Agreement, dated October 21, 2010, among United Rentals (North America) , Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein.

Exhibit 4.1	Indenture, dated as of October 26, 2010, among the Company, United Rentals, Inc., the Company’s subsidiaries named therein and The Bank of New York Mellon, as Trustee (including the Form of Note).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP

Exhibit 5.2	Opinion of Haynes and Boone, LLP

Exhibit 5.3	Opinion of K&L Gates LLP

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Haynes and Boone, LLP (included in Exhibit 5.2)

Exhibit 23.3	Consent of K&L Gates LLP (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2010.

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated October 21, 2010, among United Rentals (North America) , Inc. (the “Company”), United Rentals, Inc., each of the Company’s subsidiaries named therein and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein.

4.1	Indenture, dated as of October 26, 2010, among the Company, United Rentals, Inc., the Company’s subsidiaries named therein and The Bank of New York Mellon, as Trustee (including the Form of Note).

5.1	Opinion of Sullivan & Cromwell LLP

5.2	Opinion of Haynes and Boone, LLP

5.3	Opinion of K&L Gates LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Haynes and Boone, LLP (included in Exhibit 5.2)

23.3	Consent of K&L Gates LLP (included in Exhibit 5.3)